Advanced Drainage Systems Q4 and Fiscal 2020 Financial Results

Management Presenters Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Mike Higgins Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; uncertainties surrounding the integration of acquisitions and similar transactions, including the recently completed acquisition of Infiltrator Water Technologies and the integration of Infiltrator Water Technologies; our ability to realize the anticipated benefits from the acquisition of Infiltrator Water Technologies; risks that the acquisition of Infiltrator Water Technologies and related transactions may involve unexpected costs, liabilities or delays; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; our ability to remediate the material weakness in our internal control over financial reporting, including remediation of the control environment for our joint venture affiliate ADS Mexicana, S.A. de C.V. as described in “Item 9A. Controls and Procedures” of our Annual Report on Form 10-K for the year ended March 31, 2019; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets, including risks associated with new markets and products associated with our recent acquisition of Infiltrator Water Technologies; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness, including borrowings under our new Credit Agreement; the nature, cost and outcome of any future litigation and other legal proceedings, including any such proceedings related to our acquisition of Infiltrator Water Technologies, as may be instituted against the Company and others; fluctuations in our effective tax rate, including from the Tax Cuts and Jobs Act of 2017; changes to our operating results, cash flows and financial condition attributable to the Tax Cuts and Jobs Act of 2017; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; any delay in the filing of any filings with the Securities and Exchange Commission (“SEC”); the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1 2 3 4 5 COVID-19 Response Employee health and safety is our highest priority. We have proactively implemented safety and risk mitigation practices at all facilities. ADS provides essential water management solutions to our customers and the communities they serve. Balance sheet and liquidity position remain strong with $174 million of cash on hand and $239 million available under revolving credit facility. Demand and business activity have remained fairly stable into the first quarter, but market conditions may be less favorable in second half of year. Comprehensive cost reduction and efficiency program in place to protect profitability ahead of lower anticipated demand environment in the coming quarters.

1 2 3 4 5 Q4 Fiscal 2020 Highlights Consolidated net sales grew 36% driven by 15% organic growth and contribution from Infiltrator Water Technologies. Organic domestic sales growth driven by key sales programs, as we continue to execute on material conversion, water management solutions and key growth states. Consolidated Adjusted EBITDA increased 96%, driven by 28% increase in the legacy ADS business and contribution from Infiltrator Water Technologies. A portion of fourth quarter revenue growth attributable to favorable weather conditions and COVID-19 pull-forward. Infiltrator Water Technologies results exceeded expectations, driven by new product introductions, execution on material conversion strategy and synergy programs.

Fiscal 2020 Financial Results Key Metric Low High Fiscal 2020 Net Sales (in Millions) $1,600 $1,650 $1,674 Adj. EBITDA (in Millions) $325 $345 $362 Adj. EBITDA Margin 20.3% 20.9% 21.7% Fiscal 2020 Guidance Results

Fiscal 2020 Domestic End Market Performance End Market % of Domestic Sales Market Performance Revenue Growth Non-Residential Construction +3% +7% Residential Construction +2% +76%* Infrastructure Construction +1% +6% Agriculture +20% +35% 52% 32% 8% 8% ADS organic construction market sales outperformed overall end markets by 600 basis points *Includes revenue from Infiltrator Water Technologies. ADS organic revenue in the residential construction market increased 16%.

Q4 Fiscal 2020 Financial Performance +590 bps Organic* +160 bps (USD, in millions) +36.2% Organic* +15.3% By Application + Pipe +12% + Allied +23% Domestic Markets + Construction +12% + Non-Residential +9% + Residential +19% + Infrastructure +19% + Agriculture +88% Organic* Revenue Performance By Geography + Domestic +16% + Pipe +12% + Allied +25% + International +9% + Pipe +11% + Allied +6% $36.9 $17.0 $11.6 ($9.3) $24.8 $72.1 Revenue Adj. EBITDA *Organic results represent the legacy ADS business and exclude Infiltrator Water Technologies results. ($8.8) $371 $272 $314* 19.4% 13.5% 15.1%* +$10.5M ($0.1)

Fiscal 2020 Financial Performance +480 bps Organic* +230 bps (USD, in millions) +20.9% Organic* +8.8% $232.0 $54.9 $46.7 ($25.0) $76.4 $361.9 Revenue Adj. EBITDA *Organic results represent the legacy ADS business and exclude Infiltrator Water Technologies results. ($21.1) $1,674 $1,385 $1,506* 21.6% 16.8% 19.1%* +$55.5M ($2.0) By Application + Pipe +7% + Allied +13% Domestic Markets + Construction +9% + Non-Residential +7% + Residential +16% + Infrastructure +6% + Agriculture +35% Organic* Revenue Performance By Geography + Domestic +11% + Pipe +10% + Allied +14% − International - 8% − Pipe - 12% + Allied +6%

Free Cash Flow   FY 2020 FY 2019 ∆ Consolidated Adjusted EBITDA $362 $232 $130 Working capital(2) 31 (21) 52 Cash tax (9) (30) 21 Cash interest (41) (16) (25) Transaction costs(3) (23) ‒ (23) Other (14) (13) (1) Consolidated Cash flow from operations $306 $152 $154 Capital expenditures (67) (44) (23) Consolidated Free cash flow $239 $108 $131 Free Cash Flow (¹) Note: all figures in USD, $mm. Operating Cash Flow less CapEx Inventory, Trade Receivables, Accounts Payable Advisory, legal, and consulting fees related to acquisition of Infiltrator Water Technologies

Capital Structure & Liquidity  (in millions) March 31, 2020 March 31, 2019 Interest Term Loan Facility (9/2019) $ 648 $ ‒ L + 2.250% Senior Notes (9/2019) 350 ‒ 5.000% Revolving Credit Facility 100 ‒ L + 2.000% Credit Agreement (2017) ‒ 134 L + 1.125% Senior Notes (2017) ‒ 100 3.660% Equipment financing 1 2 2.753% Total debt $ 1,099 $ 237 Finance leases $ 65 $ 85 5.565% Leverage 2.7 times 1.4 times TTM Proforma Leverage 2.5 times Debt & Capital Leases Maturity Profile $250M(1) $648M(2) $350M Balance sheet and liquidity position remain strong; no significant maturities until 2026 Includes letters of credit outstanding of $11 million. Term Loan Facility amortizes at a rate of 1% per year until maturity.  (in millions) March 31, 2020 Cash $ 174 Availability under Revolving Credit Facility 239 Total Liquidity $ 413 Liquidity $100M

Q&A Session

1 2 3 4 5 Closing Remarks Employee health and safety will remain our highest priority. ADS and Infiltrator continue to provide essential water management and on-site septic solutions to the customers and the communities they serve. Balance sheet and liquidity position remain strong with $413 million available liquidity. Demand and business activity have remained fairly stable into the first quarter, but market conditions may be less favorable in second half of year. Long-term fundamentals remain favorable. Comprehensive cost reduction and efficiency program to implemented ahead of lower anticipated demand environment. Focused on protecting margins, balance sheet and cash flow.

Appendix

Fiscal 2020 Infiltrator Water Technologies Results Infiltrator Water Technologies results performed above previous expectations Infiltrator Water Technologies acquisition closed July 31, 2019. (1) Includes $15.9 million and $41.7 million of intersegment net sales for the three and eight months ended March 31, 2020, respectively. (USD, in millions) $74(1) Revenue $25 Adj. EBITDA Revenue Ahead of expectations Strong growth in plastic tanks and chambers as Infiltrator Water Technologies continues to drive conversion from traditional materials in on-site septic systems Capitalized on strong housing market Solid growth across domestic footprint, particularly in the South, Midwest and East Integration On track to achieve targeted 3-year synergies (USD, in millions) $211(1) $76

Reconciliations

Reconciliations

Reconciliations (a) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, the proportional share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which are accounted for under the equity method of accounting, contingent consideration remeasurement, executive retirement expense (benefit) and restatement related costs. The other adjustments in fiscal 2020 also includes expenses related to the ADS Mexicana’s investigation. The other adjustments for fiscal 2019 also includes insurance proceeds received in connection with the Company’s restatement of prior period financial statements.